UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2017

HUBILU VENTURE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-204347	47-3342387
(Commission File Number)	(I.R.S. Employer Identification No.)

205 S. Beverly Drive, Suite 205
Beverly Hills, California	90212
(Address of Principal Executive Offices)	(Zip Code)

310-308-7887

(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “forecast” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future, expectations and objectives. These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements including, the general economic climate; the supply of and demand for real properties; interest rate levels; the availability of financing; and other risks associated with the acquisition and ownership of properties, including risks that the tenants will not pay rent, or the costs may be greater than anticipated and other risk factors that may be described from time to time in the Company’s filings with the Securities and Exchange Commission. Readers of this release are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this release, unless required by law.

Item 1.01 Entry into a Material Definitive Agreement.

On August 18, 2016, we entered into a purchase contract (the Zinnia Agreement”) with Zinnia Investments, LLC (“Zinnia”), a Wyoming limited liability company, which was 100% owned by Esteban Coaloa. On January 3, 2017, Zinnia amended its operating agreement to admit Jacaranda Investments, Inc. (“Jacaranda”) as a 45% member and the Marisol Trust, Lorenzo Soria, as Trustee, as a 10% member. On January 3, 2017, all of the members of Zinnia approved the sale of Zinnia to us. Jacaranda is 100% owned by our Chairman and CEO and Esteban Coaloa is our Vice President. Under the terms of the Zinnia Agreement, we will acquire 100% of the membership interests of Zinnia for $925,000 (the “Purchase Price”). Zinnia’s sole asset is the real property located at 2909 South Catalina Street, Los Angeles, California (the “Property”). Under the terms of the Zinnia Agreement, our consideration for the Purchase Price is: (1) a $655,000 All Inclusive Deed of Trust, secured by the Property, and a promissory note (the “Note”), which bears interest at 6%, interest only, with $145,000 due in one (1) year and the balance due on in two (2) years; and (2) 270,000 share of our Series 1 Convertible Preferred Stock at an issuance price of $1.00 per share, for $270,000 (the “Zinnia Preferred Stock”). The interest rate on the Note will decrease to the greater of 3.5%, principal and interest or the 11th District Cost of Funds Index plus 2.8% principal and interest, rounded up to the nearest 0.125% and adjusted every six (6) months starting the 1st day of month 6 following the $145,000 payoff, and adjusting every 6 months thereafter. The Zinnia Preferred Stock is convertible into our common stock at the lesser of $0.50 per share or a 10% discount to the average closing price of our common stock for the five (5) days prior to the holders’ date of conversion. The Zinnia Preferred Stock pays a 5% dividend in-kind, annually. Under the terms of the Zinnia Agreement, the closing was subject to our verification of title, rental income and our satisfaction with the completion and results of Zinnia’s audited financial statements.

On September 26, 2016, we entered into a purchase contract (the Akebia Agreement”) with Akebia Investments, LLC (“Akebia”), a Wyoming limited liability company, which was 100% owned by Esteban Coaloa. On January 2, 2017, Akebia amended its operating agreement and admitted Jacaranda as a 90% member. On January 2, 2017, all of the members of Akebia approved the sale to us. Jacaranda and Esteban Coaloa are related parties as described above. We agreed to acquire 100% of the membership interests of Akebia for $890,000 (the “Purchase Price”). Akebia’s sole asset is the real property located at 3711 South Western Avenue, Los Angeles, California (the “Akebia Property”). The terms of the Akebia Agreement, our consideration for the Purchase Price is: (1) a $710,000 All Inclusive Deed of Trust, secured by the Akebia Property and a promissory note (the “Akebia Note”), which bears interest at 6%, interest only, with $100,000 due in one (1) year and the balance due on August 1, 2019; and (2) 180,000 shares of our Series 1 Convertible Preferred Stock at an issuance price of $1.00 per share, for $180,000 (the “Akebia Preferred Stock”). After the $100,000 is paid off, the interest rate on the balance of the note will decrease to 4% principal and interest. The Akebia Preferred Stock is convertible into our common stock at the lesser of $0.50 per share or a 10% discount to the average closing price of our common stock for the five (5) days prior to the holders’ date of conversion. The Akebia Preferred Stock pays a 5% dividend in-kind, annually. Under the terms of the Akebia Agreement, the closing was subject to our verification of title, rental income and our satisfaction with the completion and results of Akebia’s audited financial statements.

On April 4, 2017, our auditors completed their audits of Zinnia’s and Akebia’s financial statements and, on April 7, 2017, our sole director approved of the audited results and the acquisitions of Zinnia and Akebia to close the transactions on April 10, 2017.

The foregoing description of the acquisition of Zinnia and the Zinnia Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Zinnia Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

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The foregoing description of the acquisition of Akebia and the Akebia Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Akebia Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated into this Item 1.01 by reference.

Set forth in Item 9.01 is the financial statement prepared pursuant to Rule 3-14 of Regulation S-X relating to the acquisition of Zinnia and Akebia, which are each individually significant within the meaning of Rule 3-14.

Item 2.01 Completion of Acquisition or Disposition of Assets.

(a)	On April 10, 2017, we completed our acquisition of all the outstanding membership interests (the “Zinnia Acquisition”) of Zinnia Investments, LLC (“Zinnia”) for $925,000 (the “Purchase Price”). Zinnia’s sole asset is the real property located at 2909 South Catalina Street, Los Angeles, California (the “Property”). The Purchase Price consisted of a: (1) a $655,000 All Inclusive Deed of Trust, secured by the Property, and a promissory note (the “Zinnia Note”), which bears interest at 6%, interest only, with $145,000 due in one (1) year and the balance due on in two (2) years; and (2) 270,000 share of our Series 1 Convertible Preferred Stock at an issuance price of $1.00 per share, for $270,000 (the “Zinnia Preferred Stock”). The interest rate on the Zinnia Note will decrease to the greater of 3.5%, principal and interest or the 11th District Cost of Funds Index plus 2.8% principal and interest, rounded up to the nearest 0.125% and adjusted every six (6) months starting the 1st day of month 6 following the $145,000 payoff, and adjusting every 6 months thereafter. The Zinnia Preferred Stock is convertible into our common stock at the lesser of $0.50 per share or a 10% discount to the average closing price of our common stock for the five (5) days prior to the holders’ date of conversion. The Zinnia Preferred Stock pays a 5% dividend in-kind, annually.

Zinnia’s membership was 45% owned by Jacaranda Investments, Inc., a corporation 100% owned by our Chairman and CEO and 45% owned by Esteban Coaloa, one of our officers. 10% was owned by an unrelated third-party. The Purchase Price was determined by an independent third party appraisal and the consideration given was approved by our sole director.

The foregoing description of the Zinnia Acquisition and the Zinnia Purchase Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Zinnia Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 2.01 by reference.

(b)	On April 10, 2017, we completed our acquisition of all of the outstanding membership interests (the “Akebia Acquisition”) of Akebia Investments, LLC (“Akebia”) for $890,000 (the “Purchase Price”). Akebia’s sole asset is the real property located at 3711 South Western Avenue, Los Angeles, California (the “Akebia Property”). The terms of the Akebia Agreement, our consideration for the Purchase Price is: (1) a $710,000 All Inclusive Deed of Trust, secured by the Akebia Property and a promissory note (the “Akebia Note”), which bears interest at 6%, interest only, with $100,000 due in one (1) year and the balance due on August 1, 2019; and (2) 180,000 shares of our Series 1 Convertible Preferred Stock at an issuance price of $1.00 per share, for $180,000 (the “Akebia Preferred Stock”). After the $100,000 is paid off, the interest rate on the balance of the note will decrease to 4% principal and interest. The Akebia Preferred Stock is convertible into our common stock at the lesser of $0.50 per share or a 10% discount to the average closing price of our common stock for the five (5) days prior to the holders’ date of conversion. The Akebia Preferred Stock pays a 5% dividend in-kind, annually.

Akebia’s membership was 90% owned by Jacaranda Investments, Inc., a corporation 100% owned by our Chairman and CEO and 10% owned by Esteban Coaloa, one of our officers. The Purchase Price was determined by an independent third party appraisal and the consideration given was approved by our sole director.

The foregoing description of the Akebia Acquisition and the Akebia Purchase Agreement and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Akebia Purchase Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated into this Item 2.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities

On April 10, 2017, the Company acquired 100% of the membership interest of Zinnia Investments, LLC for $925,000, which, as part of the consideration, included the issuance of 270,000 shares of our Series 1 Convertible Preferred Stock, at a price of $1.00 per share, in a private placement to 3 accredited investors, including 45% from an entity 100% controlled by our sole director, 45% from one of our officers, and 10% from an unrelated third-party member.

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We used the issuance as part of the consideration toward the Purchase Price as described under Item 1.01 above. The Zinnia Agreement is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

All the securities were issued and sold in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933 (the “Act”) and Rule 506(b) promulgated thereunder. These securities may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act. The investors are accredited investors and there was no general solicitation.

On April 10, 2017, the Company acquired 100% of the membership interest of Akebia Investments, LLC for $890,000, which, as part of the consideration, included the issuance of 180,000 shares of our Series 1 Convertible Preferred Stock, at a price of $1.00 per share, in a private placement to 2 accredited investors, including 90% from an entity 100% controlled by our sole director and 10% from one of our officers.

We used the issuance of the Akebia Preferred Shares as part of the consideration toward the Purchase Price as described under Item 1.01 above. The Akebia Agreement is attached as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

All the securities were issued and sold in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933 (the “Act”) and Rule 506(b) promulgated thereunder. These securities may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act. The investors are accredited investors and there was no general solicitation.

Item 8.01 Other Events.

On April 14, 2017, we issued a press release announcing the completion of the acquisition of Zinnia Investments, LLC and Akebia Investments, LLC, a copy of which is attached hereto as Exhibit 99.4, and incorporated herein by reference.

On April 14, 2017, we adopted the mission statement “Strategic Growth Through Smart Ventures,” which we believe states our philosophy for approaching future acquisitions.

On April 14, 2017, we, in addition to continuing to seek real estate opportunities to acquire, will actively start seeking to acquire profitable operating, positive cash flow businesses located in CA, AZ and NV, with a preference to business located in Southern California. We are open to all industries, but have particular interest in Business Services (Property Management, Green, Healthcare, I.T./Cloud, and e-Commerce (B2B, B2C).

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Zinnia Investments, LLC – The historical audited financial statements of Zinnia Investments, LLC at December 31, 2016 and 2015 and for each of the years in the periods ended December 31, 2016 and 2015 is attached as Exhibit 99.1 to this Current Report on Form 8-K. These financial statements include:

●	Independent Auditors’ Report

●	Balance Sheets for the years ended December 31, 2016 and 2015

●	Statement of Operations for the years ended December 31, 2016 and 2015

●	Statements of Changes in Member’s Equity (Deficit)

●	Statement of Cash Flows for the years ended December 31, 2016 and 2015

●	Notes to the Financial Statements for the years ended December 31, 2016 and 2015

Akebia Investments, LLC - The historical audited financial statements of Akebia Investments, LLC at December 31, 2016 and 2015 and for each of the years in the periods ended December 31, 2016 and 2015 is attached as Exhibit 99.2 to this Current Report on Form 8-K. These financial statements include:

●	Independent Auditors’ Report

●	Balance Sheets for the years ended December 31, 2016 and 2015

●	Statement of Operations for the years ended December 31, 2016 and 2015

●	Statements of Changes in Member’s Equity (Deficit)

●	Statement of Cash Flows for the years ended December 31, 2016 and 2015

●	Notes to the Financial Statements for the years ended December 31, 2016 and 2015

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(b) Pro Forma Financial Information

The unaudited pro forma consolidated combined financial information of the Company at December 31, 2016 and the year ended December 31, 2016 reflecting the acquisition of Zinnia Investments, LLC and Akebia Investments, LLC is attached as Exhibit 99.3 to this Current Report on Form 8-K. This financial information includes:

●	Pro Forma Consolidated Balance Sheet for the years ended December 31, 2016 (Unaudited)

●	Pro Forma Consolidated Statement of Operation for the year ended December 31, 2016 (Unaudited)

●	Notes to the Pro Forma Consolidated Financial Statements for the years ended December 31, 2016 (Unaudited)

(d) Exhibits.

Exhibit Number	Description

10.1	Purchase Contract, dated as of August 18, 2016, among Hubilu Venture Corporation and Zinnia Investments, LLC.

10.2	Purchase Contract, dated as of September 26, 2016, among Hubilu Venture Corporation and Akebia Investments, LLC.

99.1	Audited Financial Statements of Zinnia Investments, LLC at December 31, 2016 and 2015.

99.2	Audited Financial Statements of Akebia Investments, LLC at December 31, 2016 and 2015.

99.3	Unaudited Pro Forma Consolidated Financial Information at December 31, 2016 and for the year ended December 31, 2016.

99.4	Press Release, dated April 14, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2017	HUBILU VENTURE CORPORATION

	By:	/s/ David Behrend
	Name:	David Behrend
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Purchase Contract, dated as of August 18, 2016, among Hubilu Venture Corporation and Zinnia Investments, LLC.

10.2	Purchase Contract, dated as of September 26, 2016, among Hubilu Venture Corporation and Akebia Investments, LLC.

99.1	Audited Financial Statements of Zinnia Investments, LLC at December 31, 2016 and 2015.

99.2	Audited Financial Statements of Akebia Investments, LLC at December 31, 2016 and 2015.

99.3	Unaudited Pro Forma Consolidated Financial Information at December 31, 2016 and for the year ended December 31, 2016.

99.4	Press Release, dated April 14, 2017.

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